UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2009

Dynamic Applications Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-150652	98-0573566
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Beit Gibor Sport 7 Menachem Begin Street Ramat Gan, Israel	52521
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 011 (9723) 611-6262

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement Subscription Agreement

On August 6, 2009, Dynamic Applications Corp. (the "Company") entered into a private placement subscription agreement, and on November 8, 2009, the Company entered into an amendment to this agreement.  Under the amendment, the Company agreed to issue to each of Mr. Shlomo Palas, Mr. Samuel Keshet and Mr. Eliezer Weinberg (collectively, the "Recipients") a total of 9,571,666 shares of the common stock of the Company (instead of the original 7,178,750 shares), which constitutes an aggregate total of 28,714,998 of such shares (instead of the original 21,538,250 shares) (the "Share Issuances").   The Share Issuances are subject to the prior finalization and approval of a stock plan relating to the common stock under applicable Israeli law by the Company and/or its Israeli subsidiary, which finalization and approval remains pending.  Mr. Weinberg is a director of and Messrs. Palas and Keshet are employees of the Company's wholly-owned Israeli subsidiary.

The Share Issuances were agreed to be accomplished by means of private placements of common stock, which relied on applicable exemptions from registration under U.S. securities laws.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Agreement and the Company’s plans, objectives, and intentions. Words such as expects, anticipates, intends, plans, believes, seeks, estimates, and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties, and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the matters covered by the agreement referenced in this 8-K; costs related to the agreement;  the success of strategic plans, expectations and objectives for future operations of the Company. Actual results may differ materially from those contained in the forward-looking statements in this report. The Company undertakes no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is included under Item 1.01 of this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
99.1	Amendment to Private Placement Subscription Agreement dated November 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC APPLICATIONS CORP.

By:	/s/ Ori Goore
Name: Ori Goore
Title: Chief Executive Officer

Date: November 12, 2009